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                                                                      Exhibit 21
                              LIST OF SUBSIDIARIES

                             EXHIBIT 21 TO FORM S-1



Telkonet Communications, Inc., a Delaware Corporation, a wholly-owned subsidiary of Telkonet, Inc.